Exhibit 34.7

Audit • Tax • Advisory

Grant Thornton LLP
Report of Independent Registered Public Accounting Firm	201 South College Street Suite 2500 Charlotte, NC 28244 T 704.632.3500

Board of Directors

Trimont Real Estate Advisors, Inc

We have examined management’s assertion, included in the accompanying Management’s Certification Regarding Compliance with Applicable Servicing Criteria (“Management’s Report”), that Trimont Real Estate Advisors, Inc. (the “Company”) complied with the servicing criteria set forth in Item 1122(d) of the U.S. Securities and Exchange Commission’s Regulation AB as of and for the year ended December 31, 2013, except for those criteria noted as not applicable (N/A) within Exhibit A. The transactions covered by this report are only those transactions processed by the Company in its capacity as trust, senior trust or operating advisor for the asset backed securities transactions (the “Platform”). Reference Exhibit B for the transactions covered by this examination. Management is responsible for the Company’s compliance with the applicable servicing criteria. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the applicable servicing criteria for the Platform based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the applicable servicing criteria for the Platform and performing such other procedures as we considered necessary in the circumstances. Our examination included testing selected asset-backed transactions and securities constituting the Platform and evaluating whether the Company performed servicing activities related to those transactions and securities in compliance with the applicable servicing criteria for the period covered by this report. Accordingly, our testing may not have included servicing activities related to each asset-backed transaction or security constituting the Platform. Further, our examination was not designed to detect material noncompliance that may have occurred prior to the period covered by this report and that may have affected the Company’s servicing activities during the period covered by this report. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company’s compliance with the applicable servicing criteria.

In our opinion, management’s assertion that Trimont Real Estate Advisors, Inc. complied with the applicable servicing criteria identified in Exhibit A and Exhibit B as of and for the year ended December 31, 2013 for the Platform is fairly stated, in all material respects.

Charlotte, North Carolina

/s/ Grant Thornton LLP

March 1, 2014

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
General Servicing Considerations

(d)(1)(i)	Policies and Procedures	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreement.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(1)(ii)	Policies and Procedures (vendors)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(1)(iii)	Back-up Servicer	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(1)(iv)	Fidelity Bond	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreement.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Cash Collection and Administration

(d)(2)(i)	2 Days to deposit Payments into Custodial Accounts	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(2)(ii)	Wire Transfers	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(2)(iii)	Advances	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(2)(iv)	Commingling	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(2)(v)	Federally Insured Institution	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter. I.3 Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(2)(vi)	Unissued Checks	Unissued checks are safeguarded so as to prevent unauthorized access.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(2)(vii)	Reconciliations	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (a) are mathematically accurate; (b) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (c) are reviewed and approved by someone other than the person who prepared the reconciliation; and (d) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
Investor Remittance and Reporting

(d)(3)(i)	Reports to the Investor	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (a) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (b) provide information calculated in accordance with the terms specified in the transaction agreements; (c) are filed with the Commission as required by its rules and regulations; and (d) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X	X4	X1	X1	X3	X1	X5

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(3)(ii)	Investor Remittance	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(3)(iii)	Investor’s Records	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(3)(iv)	Remittance and Bank Statements	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
Pool Asset Administration

(d)(4)(i)	Collateral/ Security on Pool Assets	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(ii)	Safeguard Pool Assets	Pool assets and related documents are safeguarded as required by the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(iii)	Changes to the Pool Assets	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(iv)	Obligor’s Payment Record	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g. escrow) in accordance with the related pool asset documents.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(v)	Pool Asset Records Match UPB	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(vi)	Loan Modifications	Changes with respect to the terms or status of an obligor’s pool asset (e.g. loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(vii)	Loss Mitigation Actions	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreement.	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X1	X	X4	X1	X1	X3	X1	X5

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(viii)	Collection Efforts Documented	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(ix)	ARMs	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(x)	Escrow Funds	Regarding any funds held in trust for an obligor such funds are (a) analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (b) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (c)returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(xi)	Timely Payments	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(xii)	Late Payment Penalties	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(xiii)	Obligor’s Records	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

(d)(4)(xiv)	Delinquencies, Charge-offs, and Other Uncollectible Accounts	Delinquencies, Charge-offs, and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Exhibit A
Regulation AB Criteria			WFRBS 2013-C17	MSBAM 2013-C12	WFRBS 2013-C15	GSMS 2013-Gc13	WFRBS 2013-C13	MSBAM 2013-C9	WFRBS 2013-C11	GSMS 2013-GC10	UBS 2012-C4	WFCM 2012-LC5	WFRBS 2013-C9	WFRBS 2012-C7	UBS 2012-C1	JPMCC 2012-CIBX	GSMS 2012-GC6	MSC 2011-C3	DBUBS 2011-LC3	WFRBS 2011-C5	UBS CCMT 2011-C1	CFCRE 2011-C2
Section	Description	Criteria	Applicable Criteria
(d)(4)(xv)	Any External Enhancement	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2`	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

Legend:

[1]	This criteria is applicable for the securitization; however, there were no specially serviced loans serviced under this securitization during the reporting period. Therefore no trust/operating advisor actions were required.
[2]	With respect to Applicable Servicing Criteria cells in Exhibit A that are denoted with an “N/A2”, the criteria was not in scope for the transaction.
[3]	This criteria is applicable for the securitization; however, operating effectiveness could not be tested for 2013 as the first trust advisor report is not due until 2014.
[4]	This criteria is applicable for the securitization; however, no Control Termination Event occurred during the reporting period; therefore, no Operating Advisor actions were taken.
[5]	This criteria is applicable for the securitization; however, no meeting or annual report is required during a Subordinate Control Period, the applicable period for the reporting period. Therefore, no Operating Advisor actions were taken for any assets specially serviced during 2013.

Exhibit B
Name	Transaction	Period of Service
DBUBS 2011-LC3	Commercial Mortgage Pass-Through Certificates, DBUBS 2011-LC3 pursuant to the Pooling and Servicing Agreement dated August 1, 2011	January 1, 2013 - December 31, 2013

WFRBS 2011-C5	Commercial Mortgage Pass-Through Certificates, WFRBS 2011-C5 pursuant to the Pooling and Servicing Agreement dated November 1, 2011	January 1, 2013 - December 31, 2013

MSC 2011-C3	Commercial Mortgage Pass-Through Certificates, MSC 2011- C3 pursuant to the Pooling and Servicing Agreement dated October 1, 2011	January 1, 2013 - December 31, 2013

CFCRE 2011-C2	Commercial Mortgage Pass-Through Certificates, CFCRE 2011-C2 pursuant to the Pooling and Servicing Agreement dated December 11, 2011	January 1, 2013 - December 31, 2013

UBS CCMT-2011	Commercial Mortgage Pass-Through Certificates, UBS CCMT-2011 pursuant to the Pooling and Servicing Agreement dated December 1, 2011	January 1, 2013 - December 31, 2013

GSMS 2012-GC6	Commercial Mortgage Pass-Through Certificates, Series 2012-GC6 pursuant to the Pooling and Servicing Agreement dated February 1, 2012	January 1, 2013 - December 31, 2013

UBS 2012-C1	Commercial Mortgage Pass-Through Certificates, Series 2012-C1 pursuant to the Pooling and Servicing Agreement dated May 1, 2012	January 1, 2013 - December 31, 2013

JPMCC 2012 -CIBX	Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX pursuant to the Pooling and Servicing Agreement dated June 1, 2012	January 1, 2013 - December 31, 2013

Exhibit B
Name	Transaction	Period of Service
WFRBS 2012-C7	Commercial Mortgage Pass-Through Certificates, Series 2012-C7 pursuant to the Pooling and Servicing Agreement dated June 1, 2012	January 1, 2013 - December 31, 2013

WFCM 2012-LC5	Commercial Mortgage Pass-Through Certificates, Series 2012-LC5 pursuant to the Pooling and Servicing Agreement dated September 1, 2012	January 1, 2013 - December 31, 2013

WFRBS 2012-C9	Commercial Mortgage Pass-Through Certificates, Series 2012-C9 pursuant to the Pooling and Servicing Agreement dated October 1, 2012	January 1, 2013 - December 31, 2013

UBS 2012-C4	Commercial Mortgage Pass-Through Certificates, Series 2012-C4 pursuant to the Pooling and Servicing Agreement dated December 1, 2012	January 1, 2013 - December 31, 2013

GSMS 2013-GC10	Commercial Mortgage Pass-Through Certificates, Series 2013-GC10 pursuant to the Pooling and Servicing Agreement dated February 1, 2013	February 1, 2013 - December 31, 2013

WFRBS 2013-C11	Commercial Mortgage Pass-Through Certificates, Series 2013-C11 pursuant to the Pooling and Servicing Agreement dated February 1, 2013	February 1, 2013 - December 31, 2013

MSBAM 2013-C9	Commercial Mortgage Pass-Through Certificates, Series 2013-C9 pursuant to the Pooling and Servicing Agreement dated May 1, 2013	May 1, 2013 - December 31, 2013

WFRBS 2013-C13	Commercial Mortgage Pass-Through Certificates, Series 2013-C13 pursuant to the Pooling and Servicing Agreement dated May 1, 2013	May 1, 2013 - December 31, 2013

Exhibit B
Name	Transaction	Period of Service
GSMS 2013-GC13	Commercial Mortgage Pass-Through Certificates, Series 2013-GC13 pursuant to the Pooling and Servicing Agreement dated July 1, 2013	July 1, 2013 - December 31, 2013

WFRBS 2013-C15	Commercial Mortgage Pass-Through Certificates, Series 2013-C15 pursuant to the Pooling and Servicing Agreement dated August 1, 2013	August 1, 2013 - December 31, 2013

MSBAM 2013-C12	Commercial Mortgage Pass-Through Certificates, Series 2013-C12 pursuant to the Pooling and Servicing Agreement dated October 1, 2013	October 1, 2013 - December 31, 2013

WFRBS 2013-C17	Commercial Mortgage Pass-Through Certificates, Series 2013-C17 pursuant to the Pooling and Servicing Agreement dated November 1, 2013	November 1, 2013 - December 31, 2013

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